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                                                                    EXHIBIT 23.1

                     [LETTERHEAD OF DELOITTE & TOUCHE LLP]



                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement
No. 333-73856 of Delta Air Lines, Inc. on Form S-8 of our report dated June 27, 2002, appearing in this Annual Report on Form 11-K of the Comair Savings and Investment Plan for the year ended December 31, 2001.



/s/ Deloitte & Touche LLP



Cincinnati, Ohio
June 27, 2002


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